EXHIBIT No. 24
                                 P O W E R O F A T T O R N E Y



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof. February 6, 1996

                                                  /s/ Robert A. Stanger
                                                  ---------------------
                                                      Robert A. Stanger

                                                                EXHIBIT No. 24










                              P O W E R O F A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                        /s/ Norman I. Botwinik
                                                       -------------------------
                                                            Norman I. Botwinik

                                                                EXHIBIT No. 24




                              P O W E R O F A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


February 6, 1996                                        /s/ Aaron I. Fleishman
                                                       ------------------------
                                                            Aaron I. Fleischman

                                                               EXHIBIT No. 24



                               P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                        /s/ Stanley Harfenist
                                                        ---------------------
                                                            Stanley Harfenist

                                                              EXHIBIT No. 24


                               P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                         /s/ Andrew N. Heine
                                                        -----------------------
                                                             Andrew N. Heine

                                                              EXHIBIT No. 24



                                P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                      /s/ Elwood A. Rickless
                                                     --------------------------
                                                          Elwood A. Rickless

                                                               EXHIBIT No. 24


                            P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                     /s/ John L. Schroeder
                                                    --------------------------
                                                         John L. Schroeder

                                                              EXHIBIT No. 24


                           P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                        /s/ Robert D. Siff
                                                       ------------------------
                                                            Robert D. Siff

                                                                EXHIBIT No. 24

                          P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                        /s/ Edwin Tornberg
                                                        ------------------
                                                            Edwin Tornberg

                                                            EXHIBIT No. 24



                           P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                          /s/ Leonard Tow
                                                          ---------------
                                                              Leonard Tow

                                                               EXHIBIT No. 24



                               P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                                /s/  Claire Tow
                                                                ---------------
                                                                     Claire Tow

                                                                EXHIBIT No. 24



                             P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 6, 1996                                  /s/  C.H. Symington, Jr.
                                                  -----------------------------
                                                       Charles H. Symington

                                                                EXHIBIT No. 24


                             P O W E R O F A T T O R N E Y



                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1994 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



February 26, 1996                                  /s/  James C. Goodale
                                                   --------------------------
                                                        James C. Goodale